UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 29, 2006

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 29, 2006, NovaStar Financial, Inc. (the “Company”) announced the completion of a $1.0 billion Asset Backed Securitization by its wholly-owned subsidiary, NovaStar Mortgage, Inc (“NMI”). A prospectus supplement was filed, pursuant to Rule 424(b)(5), with the Securities and Exchange Commission on June 28, 2006 by NovaStar Mortgage Funding Trust, Series 2006-3 (the “Trust”).

Lead managers RBS Greenwich Capital, Deutsche Bank Securities and Wachovia Securities with co-manager Morgan Stanley, underwrote NovaStar Mortgage Funding Trust, Series 2006-3, which closed June 29, 2006. The transaction offered 16 rated classes of notes with a face value of $1,094,500,000.

NMI retained the M-9, M-10, M-11 and Class C certificates and also retains the right to service the underlying mortgage loans. The class M-11 and C certificates were not covered by the prospectus. Class M-9, M-10 and M-11 collectively represent $19.3 million in principal. Class M-9 is rated BBB/BBB- by S&P and Fitch, respectively. The Class M-10 is rated BBB- by S&P. Class M-11 is rated BB+ by S&P. Class C has a notional amount of $1.1 billion, entitles the Company to excess cash flow from the underlying loan collateral and serves as overcollateralization. Other than prepayment penalty fee cash flow, Class C is subordinated to the other classes.

The initial level of overcollateralization is approximately $5.5 million. On any distribution date after the closing date, the Trust is required to maintain or restore overcollateralization at the initial level. The overcollateralization is available for the benefit of all classes of the offered and class I certificates.

A copy of the press release announcing this securitization is included as Exhibit 99 and is incorporated herein by reference. References to the registrant’s website in the press release do not incorporate by reference the information on the registrant’s website into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99	Press Release dated July 7, 2006, “NovaStar Closes $1 billion Asset Backed Securitization.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: July 7, 2006	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit

Number

99	Press Release dated July 7, 2006, “NovaStar Closes $1 billion Asset Backed Securitization.”